As filed with the Securities and Exchange Commission on May 3, 1999

                                              Registration Nos. 811-3641/2-80455


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]

                         Pre-Effective Amendment No.                  [ ]

                      Post-Effective Amendment No. 25                 [X]

                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 27                         [X]
                        (Check appropriate box or boxes)

                              CONSECO SERIES TRUST

               (Exact Name of Registrant as Specified in Charter)

               11815 N. Pennsylvania Street, Carmel, Indiana 46032 (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code (317) 817-6300
                             William P. Kovacs, Esq.
                              Conseco Series Trust
                          11815 N. Pennsylvania Street
                              Carmel, Indiana 46032
                     (Name and Address of Agent for Service)

                                 With a copy to:
                               Donald Smith, Esq.
                             Kirkpatrick & Lockhart
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800

Approximate date of proposed public Offering: As soon as practicable following the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate space):

       X    immediately upon filing pursuant to paragraph (b) of Rule 485
    -------
            on May 3, 1999 pursuant to paragraph (b) of Rule 485
   --------
            60 days after filing pursuant to paragraph (a) (1) of Rule 485
   --------
            on [DATE] pursuant to paragraph (a) (1) of Rule 485
   --------     ----
            75 days after filing pursuant to paragraph
   --------
            on [DATE] pursuant to paragraph (a) (2) of Rule 485
   --------     ----
If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a ------- previously filed post-effective amendment

                              CONSECO SERIES TRUST
                             Money Market Portfolio
                         Government Securities Portfolio
                             Fixed Income Portfolio
                               Balanced Portfolio
                                Equity Portfolio



Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

o      Cover Sheet

Contents of Registration Statement:

o      Part A -   Prospectus

o      Statement of Additional Information

o      Signature Pages

o      Exhibits

CONSECO SERIES TRUST PROSPECTUS


MAY 3, 1999


MONEY MARKET PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO
FIXED INCOME  PORTFOLIO
BALANCED PORTFOLIO
EQUITY PORTFOLIO


As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Portfolios

         General Information About the Portfolios ..................  3
         Money Market Portfolio ....................................  4
         Government Securities Portfolio ...........................  6
         Fixed Income Portfolio ....................................  9
         Balanced  Portfolio .......................................  12
         Equity  Portfolio .........................................  15

Primary  Risk Considerations .......................................  17
Fees and Expenses ..................................................  19
Management .........................................................  20
Purchase and Redemption of Shares ..................................  22
Dividends and Distributions ........................................  23
Financial Highlights ...............................................  24
For More Information ...............................................  25

                                     (Intro)

THE ADVISER'S INTEGRATED APPROACH TO MONEY MANAGEMENT

We believe that combining the knowledge and experience of both fixed income and equity analysts leads to better security selection over time.

Whether selecting fixed income or equity securities, our analysts look for companies with:

o        Proven management teams
o        Leading edge products
o        Dominant market share positions

They then conduct a rigorous financial analysis of these companies, focusing on such indicators as:

o        Cost of capital
o        Financial strength
o        Spending plans


This analysis is used to select those securities deemed by the Adviser to be most appropriate for each Portfolio's investment objective.


Each of the Portfolios may invest in restricted securities, such as private placements, which are not registered with the Securities Exchange Commission. Restricted securities are generally illiquid; however, the Adviser focuses on those that are liquid and may not invest in any restricted security that would cause more than 15 percent of the Portfolio's total assets to be invested in illiquid securities. The Portfolios also may invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.


Because of the Adviser's active management style, our Portfolios generally have a higher portfolio turnover rate than other portfolios and, therefore, may have higher taxable distributions and increased trading costs which may impact performance.


There is no assurance that the Portfolios will achieve their investment objectives. All of the Portfolios have the ability to change their investment objectives without shareholder approval, although they do not currently intend to do so. In addition, the value of your investment in any Portfolio will fluctuate, which means that you may lose money.

Prior to May 3, 1999, the Fixed Income Portfolio was known as the Corporate Bond Portfolio, the Balanced Portfolio was known as the Asset Allocation Portfolio, and the Equity Portfolio was known as the Common Stock Portfolio.


                                    (Sidebar)

A WORD ABOUT THE ADVISER

Conseco Capital Management, Inc. (CCM), or the "Adviser," provides investment advice and management to each Portfolio. CCM manages more than $35.3 billion in assets for an array of foundations, endowments, corporations, government and union clients (as of 12/31/98).


Please note: Definitions for bold-faced words within the text can be found directly following each Portfolio's Primary Risk Considerations.

MONEY MARKET PORTFOLIO


INVESTMENT OBJECTIVE

The Portfolio seeks current income consistent with stability of capital and liquidity.

       [sidebar]

          An investment in this Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Adviser seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will be able to do so. It is possible to lose money by investing in the Portfolio.


ADVISER'S STRATEGY


The Portfolio may invest in the following types of money market securities:
o        U.S. government securities
o        BANK OBLIGATIONS
o        COMMERCIAL PAPER OBLIGATIONS
o        SHORT-TERM CORPORATE DEBT SECURITIES


PRIMARY RISKS:
Market risk
Credit risk
Interest rate risk

See "Primary Risk Considerations" on page 00 for a detailed discussion of the Portfolio's risks.

                                    [sidebar]

BANK OBLIGATIONS

Time deposits, certificates of deposit, bankers' acceptances and other bank obligations of Banks that have total assets in excess of $1 billion and are subject to regulation by the U.S. government, including:

o        U.S. subsidiaries of foreign banks
o        London branches of domestic banks

o Foreign branches of domestic commercial banks and foreign banks, as long as the securities are U.S. dollar-denominated

COMMERCIAL PAPER OBLIGATIONS
A short-term debt obligation, including variable and floating rate securities of U.S. corporations, maturing within 270 days and rated:
o        A-1 or A-2 by Standard & Poor's Corporation or
o        Prime-1 or Prime-2 by Moody's Investor Services, Inc. or,
o If not rated, of a comparable quality as determined by the Adviser under supervision of the Board of Trustees

SHORT-TERM CORPORATE DEBT SECURITIES
Corporate debt securities (other than commercial paper) maturing in 13 months or less.

HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR-BY-YEAR TOTAL RETURN (as of 12/31 each year)

                           YEAR             RETURN

                           1989             8.06%
                           1990             6.97%
                           1991             5.06%
                           1992             2.66%
                           1993             2.86%
                           1994             3.78%
                           1995             5.46%
                           1996             5.13%
                           1997             5.25%
                           1998             5.21%


BEST QUARTER:              2Q89             2.17%

WORST QUARTER:             4Q92             0.61%


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)



                                             1 Year         5 Year      10 Year
                                        ----------------------------------------


Money Market Portfolio                       5.21%          5.02%       5.03%
65% Commercial Paper Index/                  5.83%          5.45%       5.88%
   35% Payden & Regal T-Note 1 Yr.

Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks safety of capital, liquidity and current income.

ADVISER'S STRATEGY

The Portfolio will invest primarily in securities issued by the U.S. government or an agency or instrumentality of the U.S. government. The Adviser uses proprietary research to uncover undervalued securities. These securities may be undervalued on the basis of structure, optionality or issuer.

The Portfolio may invest in any or all of the following:
o        Treasury bills
o        Certificates of indebtedness
o        Notes
o        Bonds
o        Insured Bank deposits
o        INVESTMENT GRADE CORPORATE DEBT SECURITIES
o        Mortgage-related securities

Mortgage-related securities may include:
o Mortgage-backed securities of the Government National Mortgage Association (GNMA)
o        Mortgage-backed securities of the Federal Home Loan Mortgage
         Corporation (FHLMC)
o        Mortgage-backed securities of the Federal National Mortgage
         Association (FNMA)
o        PASS-THROUGH SECURITIES AND PARTICIPATION CERTIFICATES
o        COLLATERALIZED MORTGAGE OBLIGATIONS

The Adviser may also purchase mortgage-related securities not issued by the U.S. government or any agency or instrumentality of the U.S. government.


While the Portfolio may purchase debt securities of any maturity, it is anticipated that the average life of the portfolio will be in the intermediate range - between five and 15 years - but may be shorter or longer depending on market conditions.



PRIMARY RISKS
Market risk
Interest rate risk
Restricted securities risk
Credit risk
Prepayment risk

See "Primary Risk Considerations" on page 00 for a detailed discussion of the Portfolio's risks.

                                    [sidebar]

INVESTMENT GRADE DEBT SECURITIES
Considered  especially  creditworthy,  these debt securities are rated in either
(i) normally rated AAA to BBB- by Standard and Poor's Corporation or Aaa to Baa3 by Moody's Investors Services, Inc., or (ii) if unrated, are deemed by the Adviser to be of comparable credit quality.

PASS-THROUGH SECURITIES AND PARTICIPATION CERTIFICATES
Both represent pools of mortgages that are assembled, with interests sold in each pool. Payments of principal (including prepayments) and interest by mortgagors are "passed through" to the holders of the interests in each portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS
These are similar to conventional bonds in that they have fixed maturities and interest rates but are secured by groups of individual mortgages.


HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR-BY-YEAR TOTAL RETURN (as of 12/31 each year)

                           YEAR             RETURN

                           1989             12.28%
                           1990              7.96%
                           1991             15.01%
                           1992              6.62%
                           1993              8.91%
                           1994             -2.79%
                           1995             17.35%
                           1996              2.75%
                           1997              8.26%
                           1998              7.07%


BEST QUARTER:              2Q95             5.95%

WORST QUARTER:    1Q94                -2.98%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)


                                           1 Year         5 Year       10 Year
                                       ----------------------------------------


Government Securities Portfolio             7.07%          6.32%       8.40%
Lehman Brothers Government Index            9.85%          7.18%       9.17%
Lehman Brothers MBS Index                   6.96%          7.23%       9.13%


Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks the highest level of income consistent with preservation of capital.


ADVISER'S STRATEGY


The Portfolio invests primarily in INVESTMENT GRADE DEBT SECURITIES.

The Adviser actively manages the portfolio to generate income, reduce risk, and preserve or enhance total return in light of current market conditions and trends.

Adhering to a strict buy/sell discipline, the Adviser seeks to enhance total return by:
o        Purchasing securities it believes are undervalued
o        Selling securities it believes are overvalued or fully priced
To determine value, the Adviser utilizes:
o        Independent FUNDAMENTAL ANALYSIS in evaluating the issuer, and
o        An analysis of the specific structure of the security

In an effort to achieve the Portfolio's investment objective, the Adviser may invest in debt securities issued by:
o        Publicly or privately held companies in the U.S.
o        Publicly or privately held companies overseas (primarily in YANKEE
         BONDS)
o        The U.S. government, its agencies and instrumentalities
o        States and their political subdivisions issuing taxable MUNICIPAL
         SECURITIES
o        Foreign governments, their agencies and instrumentalities

The Portfolio may also invest in:
o        Mortgage-backed debt securities
o        Asset-backed debt securities
o        Restricted securities


  While the Portfolio may purchase debt securities of any MATURITY, it is anticipated that the AVERAGE LIFE of the portfolio will be in the intermediate range - between seven and 15 years - but may be shorter or longer depending on market conditions.

PRIMARY  RISKS
Credit risk
Interest rate risk
Market risk
Prepayment risk
Restricted securities risk
Municipal market risk
Foreign risk

See "Primary Risk Considerations" on page 00 for a detailed discussion of the Portfolio's risks.

                                    (Sidebar)

INVESTMENT GRADE DEBT SECURITIES  See Page 00.

FUNDAMENTAL ANALYSIS
A research technique that looks at a company's financial condition, creditworthiness, management, and place in its industry to determine the intrinsic value of the company's securities.

YANKEE BONDS
Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

MUNICIPAL SECURITIES
Bonds and other debt obligations issued by state and local governments. The interest on the municipal securities in which the Portfolio invests typically is NOT exempt from federal income tax.

MATURITY
When the principal, or face value of a bond, must be repaid.

AVERAGE LIFE
The average number of years that each principal dollar will be outstanding, before it is repaid.


HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR-BY-YEAR TOTAL RETURN (as of 12/31 each year)


                           YEAR             RETURN

                           1993               8.84%*
                           1994              -2.65%
                           1995              18.25%
                           1996               4.97%
                           1997               9.97%
                           1998               6.17%


*Since inception, May 1, 1993


BEST QUARTER:              2Q95             6.63%

WORST QUARTER:             1Q94            -2.67%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)


                                       1 Year         5 Year      Since
                                                                  Inception*
                                    -----------------------------------------

Fixed Income Portfolio                 6.17%           7.11%      7.34%
Lehman Brothers Government
   Corporate Index                     9.47%           7.30%      7.39%

*Inception Date 5/1/93

Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks a high total investment return, consistent with the preservation of capital and prudent investment risk.


ADVISER'S STRATEGY


Normally, the Portfolio invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed income securities, or cash equivalents.

The balance may change:
 o A much higher percentage of assets may be invested in equity securities if the Adviser considers conditions in the stock market to be substantially more favorable than in the bond market.
 o Conversely, if the Adviser considers conditions in the bond market to be substantially more favorable than in the equity market, a much higher percentage of assets may be invested in fixed income securities.

THE EQUITY PORTION OF THE PORTFOLIO

The Fund may invest in equity securities of domestic and foreign issuers. These may include common and PREFERRED STOCKS, CONVERTIBLE SECURITIES AND WARRANTS.

The Adviser intends for the equity portion of the Portfolio to be widely diversified by size of company and industry.

The Adviser looks for securities that will provide the two elements of total return:
 o       Price appreciation
 o       Income from dividends

In selecting equity  securities,  the Adviser considers the following factors:
 o       Growth trends of the stock - and its industry
 o       Significant purchases or sales of the stock by corporate insiders
 o Recent changes in earnings per share and their deviations from analysts' expectations
 o Relative price-earnings ratios, as compared to industry peers and earnings growth potential
 o       The stock's price movement

THE FIXED INCOME PORTION OF THE PORTFOLIO

Normally, the Adviser will maintain at least 25% of the value of the portfolio's assets in a wide range of domestic and foreign debt securities, including non-U.S. dollar denominated securities. The majority of foreign investments will be in YANKEE BONDS.

The Adviser anticipates that bonds will be invested primarily in intermediate and/or long-term domestic debt securities.

The Portfolio may also invest in BELOW INVESTMENT GRADE SECURITIES that are not believed to involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The lowest rating categories in which the Portfolio will invest are CCC/Caa.

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest without limitation in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.

PRIMARY RISKS
Market risk
Credit risk
Interest rate risk
Foreign risk
Leverage risk

See "Primary Risk Considerations" on page 00 for a detailed discussion of the Portfolio's risks.

PREFERRED STOCK
Shares of a company that do not ordinarily have voting rights but do have a stated dividend payment, as opposed to common stocks which ordinarily do have voting rights but do not have a stated dividend payment.

CONVERTIBLE SECURITIES
Bonds, debentures, notes or preferred stock that are convertible into common stock. Convertible securities have some unique return characteristics relative to market fluctuations:
o        When equity markets go up, they tend to rise in price
o When equity markets decline, they tend to decline relatively less in price than stocks

Convertible securities have both an equity and a fixed income component. Therefore,
o While the equity component is subject to fluctuations in value due to activities of the issuing companies, and general market and economic conditions;
o The fixed income component will be impacted by shifting interest rates and changes in credit quality of the issuers.

WARRANTS
Contracts that allow the bearer to purchase shares for a specified price at a future date.

YANKEE BONDS See Page 00.

BELOW INVESTMENT GRADE SECURITIES
These securities offer higher return potential in exchange for assuming greater risk. Normally, they are rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Services, Inc., or, if unrated deemed by the Adviser to be of comparable credit.

                            [Enclose in shaded boxes]


INTEREST RATES AND BOND MATURITIES
Bonds with longer maturities will be more effected by interest rate changes than intermediate-term bonds. For example, if interest rates go down, the price of long-term bonds will increase more rapidly than the price of intermediate-term bonds.


HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR-BY-YEAR TOTAL RETURN (as of 12/31 each year)


                           YEAR             RETURN

                           1989             21.27%
                           1990             -5.59%
                           1991             21.57%
                           1992             10.36%
                           1993             10.38%
                           1994             -0.55%
                           1995             31.49%
                           1996             28.30%
                           1997             17.85%
                           1998             10.37%


BEST QUARTER:              3Q97             13.17%

WORST QUARTER:             3Q98            -12.07%


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)


                                           1 Year         5 Year      10 Year
                                       -----------------------------------------


Balanced Portfolio                         10.37%         16.90%       14.15%
S&P 500 Index                              28.57%         24.06%       19.21%
Lehman Brothers Government/                 9.47%          7.30%        9.33%
   Corporate Index


Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

EQUITY  PORTFOLIO


INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk.

ADVISER'S STRATEGY

The Portfolio will invest primarily in selected equity securities, including common stocks and other securities having the investment characteristics of common stocks, such as CONVERTIBLE SECURITIES and WARRANTS.

Normally, the Portfolio will be widely diversified by industry and company, but will focus on SMALL- AND MID-CAP COMPANIES.

The Adviser looks for securities that will provide the two elements of total return:
o        Price appreciation
o        Income from dividends

In selecting equity securities, the Adviser considers the following factors:
o        Growth trends of the stock's issuer and the industry it represents
o        Significant purchases and sales of the stock by corporate insiders
o Recent changes in earnings per share and their deviations from analysts' expectations
o Relative price-earnings ratios, as compared to industry peers and earnings growth potential
o        The stock's historical price movement

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio's assets in money market instruments. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY  RISKS
Market risk
Liquidity and Valuation risk
Small Company risk

See "Primary Risk Considerations" on page 00 for a detailed discussion of the Portfolio's risks.

                              (Sidebar definitions)

CONVERTIBLE SECURITIES See Page 00.

WARRANTS See Page 00.

SMALL- AND MID-CAP COMPANIES
Generally refers to companies in the earlier period of their growth expectations, from start-ups to better established firms. While these companies have potential for attractive long-term returns, their securities may involve greater risks, and more volatility, than investments in larger companies with a stronger competitive advantage. The Adviser's extensive research efforts can play a greater role in selecting securities from this sector than from larger companies.


HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR-BY-YEAR TOTAL RETURN (as of 12/31 each year)

                           YEAR             RETURN

                           1989              30.75%
                           1990              -8.68%
                           1991              25.77%
                           1992              18.34%
                           1993               8.35%
                           1994               1.92%
                           1995              36.30%
                           1996              44.99%
                           1997              18.68%
                           1998              15.62%


BEST QUARTER:              4Q98             28.42%

WORST QUARTER:             3Q98            -21.16%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)

                                          1 Year         5 Year      10 Year
                                      -----------------------------------------

Equity Portfolio                          15.62%         22.57%      18.26%
S&P 500 Index                             28.57%         24.06%      19.21%

Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

PRIMARY  RISK CONSIDERATIONS


The value of your investment in any Portfolio will fluctuate, which means that you may lose money. The primary risks of investing in the Portfolios are described below. Each Portfolio's exposure to risk depends upon its specific investment profile. The amount and types of risk vary depending on:


o         The Portfolio's investment objective
o         The Portfolio's ability to achieve its objective
o         The markets in which the Portfolio invests
o         The investments the Portfolio makes in those markets
o         Prevailing economic conditions over the period of an investment



CREDIT RISK
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Below investment grade securities are especially susceptible to this risk.


FOREIGN RISK
The risk that foreign issuers may be subject to foreign political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors' assets. Investments in issuers located or doing business in emerging or developing markets are especially susceptible to these risks.

INTEREST RATE RISK
The risk that changing interest rates may adversely affect the value of an investment. With fixed income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in a Portfolio that invests in fixed income securities is subject to risk even if all the fixed income securities in the Portfolio's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

LEVERAGE RISK
The risk that borrowing, or some derivative instruments, such as forward commitment transactions, may multiply smaller market movements into large changes in value.

LIQUIDITY AND VALUATION RISKS
The risk that securities that were liquid when purchased by a Portfolio may become temporarily illiquid (i.e., not be sold readily) and hard to value, especially in declining markets.

MARKET RISK
The risk that the market value of a Portfolio's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.


MUNICIPAL MARKET RISK
The risk that special factors may negatively affect the value of municipal securities and, as a result, a Portfolio's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A Portfolio may invest in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations.

PREPAYMENT RISK
The risk that will prepay fixed rate obligations when interest rates fall, forcing the Portfolio to re-invest in obligations with lower interest rates than the original obligations.

RESTRICTED SECURITIES RISK
The risk that a buyer will be difficult to come by and selling price will need to be less than originally anticipated because these restricted securities may only be sold in privately negotiated transactions.

SMALL COMPANY RISK
The risk that investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of the securities of smaller companies is normally lower than that of larger companies. Short-term changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


YEAR 2000
The Trusts could be adversely affected by problems relating to the inability of computer systems used by the Adviser and the Trusts' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the Portfolios, the Adviser is working to avoid these problems in its own computer systems and to obtain assurances from service providers that they are taking similar steps.


EURO CONVERSION

The Portfolios also could be adversely affected by the conversion of European currencies into the Euro beginning January 1, 1999. This conversion will not be complete until 2002, and its full implementation may be delayed. Difficulties with the conversion and potential delays may significantly impact European capital markets and could increase volatility in world capital markets.

It is impossible to know whether the problems associated with both Year 2000 and Euro conversion, which could disrupt operations of investments if uncorrected, have been adequately addressed until the dates in question arrive.

Please note that there are other circumstances not described here which could adversely affect your investment and potentially prevent a Portfolio from achieving its objectives.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios. These expenses are deducted from the Portfolios' assets.


The purpose of the Conseco Series Trust (the "Trust") is to serve as the investment medium for: (1) separate accounts funding variable annuity and variable life insurance contracts ("Contracts") issued by both affiliated and unaffiliated life insurance companies (see "Purchase and Redemption of Shares"); and (2) qualified pension and retirement plans outside of the separate account context. The Portfolios' shares are not offered directly to the public.


ANNUAL PORTFOLIO OPERATING EXPENSES* (expenses that are deducted from each Portfolio's assets) as a % of average daily net assets

ANNUAL PORTFOLIO OPERATING EXPENSES
% OF AVERAGE DAILY NET ASSETS

                                                     MONEY MARKET    GOVERNMENT     FIXED INCOME
                                                      PORTFOLIO      SECURITIES       PORTFOLIO      BALANCED    EQUITY PORTFOLIO
                                                                      PORTFOLIO                      PORTFOLIO
                                                    ------------------------------------------------------------------------------
Management Fees                                              0.70%           0.70%           0.70%         0.85%            0.85%
Other Expenses                                               0.13%           0.27%           0.19%         0.16%            0.10%
                                                    ------------------------------------------------------------------------------
Equals: Total Annual Portfolio Operating Expenses            0.83%           0.97%           0.89%         1.01%            0.95%
Less:    Fee Waiver and/or Expense Reimbursement**           0.38%           0.27%           0.19%         0.26%            0.15%
                                                    ------------------------------------------------------------------------------
Equals: Net Expenses                                         0.45%           0.70%           0.70%         0.75%            0.80%
                                                    ==============================================================================


*EXPENSE INFORMATION HAS BEEN RESTATED TO REFLECT CURRENT FEES.
** PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR REIMBURSE PORTFOLIO EXPENSES THROUGH 4/30/00, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF EACH PORTFOLIO ARE LIMITED TO THE NET EXPENSES FOR EACH RESPECTIVE PORTFOLIO, AS SET FORTH ABOVE. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES.


ADVISER

Conseco Capital Management, Inc. (CCM) is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company that provides specialized annuity, life and health insurance products. CCM serves as the "Adviser" to each of the Portfolios and as adviser to other registered investment companies. In addition to managing the invested assets of Conseco, Inc., CCM manages foundations, endowments, corporations, government and unions. As of December 31, 1998, CCM managed over $35.3 billion.

ADVISORY FEES
For the fiscal year ended 12/31/98, the advisory fee paid to the Adviser by each Portfolio was as follows:



   -----------------------------------------------------------------------
                                          ADVISORY FEES PAID
      PORTFOLIO NAME                      (expressed as a percentage of
                                          average daily net assets)
   -----------------------------------------------------------------------
      Money Market  Portfolio                      .25%
   -----------------------------------------------------------------------
      Government Securities  Portfolio             .50%
   -----------------------------------------------------------------------
      Fixed Income  Portfolio                      .50%
   -----------------------------------------------------------------------
      Balanced  Portfolio                          .55%
   -----------------------------------------------------------------------
      Equity Portfolio                             .60%
   -----------------------------------------------------------------------



                                    (Sidebar)


CONSECO CAPITAL MANAGEMENT, INC.
11825 N. Pennsylvania Street, Carmel, Indiana 46032


PORTFOLIO MANAGERS OF CONSECO SERIES TRUST

MONEY MARKET PORTFOLIO:
GREGORY J. HAHN, CFA, SENIOR VICE PRESIDENT, PORTFOLIO ANALYTICS
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Hahn is also responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he is responsible for SEC registered investment products, , investments in the insurance industry and is portfolio manager of other affiliated investment companies. Mr. Hahn joined the Adviser as a Vice President and portfolio manager in 1989.

GOVERNMENT SECURITIES PORTFOLIO:
G. NOLAN SMITH, VICE PRESIDENT, PORTFOLIO ANALYTICS
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Smith is also responsible for taxable and tax-exempt, fixed income, institutional client accounts, including other investment companies. Prior to joining the Adviser in 1995, Mr. Smith was a portfolio manager at Strong Capital Management, where he managed the Strong Municipal Money Market, Short-Term and Municipal Bond Funds.

FIXED INCOME PORTFOLIO:
GREGORY J. HAHN, CFA, SENIOR VICE PRESIDENT, PORTFOLIO ANALYTICS
CONSECO CAPITAL MANAGEMENT, INC.
See Money Market  Portfolio for Mr. Hahn's complete biography.

BALANCED  PORTFOLIO:
GREGORY J. HAHN, CFA, SENIOR VICE PRESIDENT, PORTFOLIO ANALYTICS
CONSECO CAPITAL MANAGEMENT, INC.
Mr. Hahn is the portfolio manager for the fixed income portion of the Portfolio. See Money Market Portfolio for Mr. Hahn's complete biography.

THOMAS J. PENCE, CFA, SENIOR VICE PRESIDENT
CONSECO CAPITAL MANAGEMENT, INC.
Mr. Pence is the portfolio manager for the equity portion of the Portfolio. Since joining the Adviser in 1992, Mr. Pence has been responsible for the management of all of the Adviser's equity portfolios and for the oversight of the equity investment process. Additionally, he is portfolio manager of other affiliated investment companies.

EQUITY  PORTFOLIO:
THOMAS J. PENCE, CFA, SENIOR VICE PRESIDENT
CONSECO CAPITAL MANAGEMENT, INC.
See Balanced  Portfolio for Mr. Pence's complete biography.

PURCHASE AND REDEMPTION OF SHARES

Portfolio shares are currently offered to insurance separate accounts established by insurance companies to fund variable annuity and variable life insurance contracts. Individuals may not purchase Portfolio shares directly from the Trust. Shares of each Portfolio are purchased or redeemed at their respective net asset values next computed (without a sales charge) after receipt of an appropriate order.

A Portfolio's net asset value (NAV) per share is the total market value of the Portfolio's securities and other assets minus its liabilities divided by the total number of shares outstanding. Because the value of each Portfolio's securities changes every business day, the Portfolio's share price usually changes as well.

Each Portfolio calculates its NAV per share at the close of regular trading (normally 4:00 p.m., Eastern Time) on the New York Stock Exchange (NYSE). The NYSE is open every day for trading, except:

--------------------------------------------------------------------------------
Saturday                              Presidents' Day           Labor Day
Sunday                                Good Friday               Thanksgiving Day
New Year's Day                        Memorial Day              Christmas Day
Martin Luther King, Jr. Day           Independence Day

--------------------------------------------------------------------------------


The NAV is generally based on the market price of the securities held in a Portfolio. Securities held by all Portfolios other than the Money Market Portfolio are valued based on readily available market quotations.

The NAV for the Money Market Portfolio is determined using the amortized cost method. In this method, securities are valued at the time of purchase at cost and thereafter assume a constant amortization to maturity of any discount or premium. This method does not take into account unrealized gains and losses, nor does it consider the impact of fluctuating interest rates on the market value of the security. The Money Market Portfolio will attempt to maintain a constant net asset value of $1.00 per share, however, there can be no assurance that it will be able to do so.


Under the direction of the Board, the Portfolios may use a practice known as fair value pricing under the following circumstances:

  |X| Securities and assets for which market quotations are not readily available
  |X| Events occur after an exchange closes are likely to affect the value of the security
  |X| Trust's management strongly believes a market price is not reflective of a security's appropriate price

 DIVIDENDS AND DISTRIBUTIONS


Each Portfolio distributes at least 90% of its net investment income to its shareholders to meet requirements of the Internal Revenue Code applicable to regulated investment companies.

Investors should understand that, as Contract Owners, they will not receive any dividends or other distributions directly from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

Dividends from net investment income are declared and reinvested in additional full and fractional shares by each Portfolio according to the schedule below. The Trustees may elect to change dividend distribution intervals.

SCHEDULE OF DIVIDEND REINVESTMENTS

--------------------------------------------------------------------------
PORTFOLIO                                     DECLARED AND REINVESTED
--------------------------------------------------------------------------
Money Market Portfolio                        Daily
--------------------------------------------------------------------------
Government Securities Portfolio               Monthly
--------------------------------------------------------------------------
Fixed Income Portfolio                        Monthly
--------------------------------------------------------------------------
Balanced Portfolio                            Quarterly
--------------------------------------------------------------------------
Equity Portfolio                              Quarterly
--------------------------------------------------------------------------

Capital gains - i.e., the excess of net long-term capital gain over net short-term capital loss - are generally declared and distributed to shareholders annually after the close of the Portfolio's fiscal year.

SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING THE FEDERAL INCOME TAX TREATMENT OF DISTRIBUTIONS TO THE INSURANCE COMPANY SEPARATE ACCOUNTS.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust's financial performance for the past five years (or, if shorter, the period of the Trust's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request.



================================================================================
Financial Highlights

                                                                                            Money Market Portfolio
                                                                    ----------------------------------------------------------------
                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                    December 31, December 31, December 31, December 31, December 31,
                                                                        1998         1997         1996         1995         1994
Financial Highlights                                                  (Audited)    (Audited)    (Audited)    (Audited)    (Audited)
====================================================================================================================================
Net asset value per share, beginning of period .....................   $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
   Income from investment operations:
     Net investment income .........................................      0.051        0.051       0.050       0.055       0.038
     Net realized gains (loss) and change in unrealized
     appreciation (depreciation) on investments ....................         --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
         Total income, (loss) from investment operations ...........      0.051        0.051       0.050       0.055       0.038
   Distributions:
     Dividends from net investment income ..........................     (0.051)      (0.051)     (0.050)     (0.055)     (0.038)
     Distribution of net realized long- and short-term capital gains         --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions .......................................     (0.051)      (0.051)     (0.050)     (0.055)     (0.038)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ...........................   $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
====================================================================================================================================
Total return (a) (b) ...............................................       5.21%        5.25%       5.13%       5.46%       3.78%
Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................   $ 21,218     $  8,603    $  6,985    $  5,396    $  5,105
   Ratio of net expenses to average net assets .....................       0.45%        0.45%       0.45%       0.45%       0.45%
   Ratio of total expenses to average net assets (b) ...............       0.54%        0.53%       0.59%       0.52%       0.58%
   Ratio of net investment income to average net assets ............       5.08%        5.14%       5.03%       5.46%       3.78%
   Portfolio turnover rate .........................................        N/A          N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has voluntarily agreed to waive their fees and/or reimburse the Portfolio to the extent that the ratio of total expenses to average net assets exceeds the net expenses as defined.
     These voluntary limits may be discontinued by the Adviser after April 30, 1999.

Financial Highlights
================================================================================

                                                                                     Government Securities Portfolio
                                                                    ----------------------------------------------------------------
                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                    December 31, December 31, December 31, December 31, December 31,
                                                                        1998         1997         1996         1995         1994
Financial Highlights                                                  (Audited)    (Audited)    (Audited)    (Audited)    (Audited)
====================================================================================================================================
Net asset value per share, beginning of period .....................   $12.040     $11.940     $12.380     $11.090     $11.450
   Income from investment operations:
     Net investment income .........................................     0.687       0.724       0.722       0.754       0.720
     Net realized gains (loss) and change in unrealized
     appreciation (depreciation) on investments ....................     0.146       0.232      (0.409)      1.119      (1.031)
------------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations ............     0.833       0.956       0.313       1.873      (0.311)
------------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income ..........................    (0.723)     (0.856)     (0.707)     (0.583)     (0.049)
     Distribution of net realized long- and short-term capital gains        --          --      (0.046)         --          --
     Return of capital .............................................        --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions .......................................    (0.723)     (0.856)     (0.753)     (0.583)     (0.049)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ...........................   $12.150     $12.040     $11.940     $12.380     $11.090
====================================================================================================================================
Total return (a) (b) ...............................................      7.07%       8.26%       2.75%      17.35%      (2.79%)
Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................   $ 7,907     $ 4,270     $ 4,024     $ 4,613     $ 4,713
   Ratio of net expenses to average net assets .....................      0.70%       0.70%       0.70%       0.70%       0.70%
   Ratio of total expenses to average net assets (b) ...............      0.96%       0.92%       0.91%       0.78%       0.81%
   Ratio of net investment income to average net assets ............      5.63%       6.05%       6.02%       6.27%       6.45%
   Portfolio turnover rate .........................................     67.49%     195.08%     157.62%     284.31%     421.05%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents the performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has voluntarily agreed to waive their fees and/or reimburse the Portfolio to the extent that the ratio of total expenses to average net assets exceeds the net expenses as defined.
     These voluntary limits may be discontinued by the Adviser anytime after April 30, 1999.

================================================================================

                                                                                          Fixed Income Portfolio
                                                                    ----------------------------------------------------------------
                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                    December 31, December 31, December 31, December 31, December 31,
                                                                        1998         1997         1996         1995         1994
Financial Highlights                                                  (Audited)    (Audited)    (Audited)    (Audited)    (Audited)
====================================================================================================================================
Net asset value per share, beginning of period .....................   $ 10.140        9.970     $ 10.150     $  9.450     $  9.980
   Income from investment operations:
     Net investment income .........................................      0.637        0.654        0.662        0.680        0.649
     Net realized gains (loss) and change in unrealized apprciation
     (depreciation) on investments .................................     (0.029)       0.309       (0.179)       0.990       (0.912)
------------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations ............      0.608        0.963        0.483        1.670       (0.263)
------------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income ..........................     (0.637)      (0.793)      (0.663)      (0.970)      (0.267)
     Distribution of net realized long- and short-term capital gains         --           --           --           --           --
     Return of capital .............................................     (0.061)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions .......................................     (0.698)      (0.793)      (0.663)      (0.970)      (0.267)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ...........................   $ 10.050       10.140     $  9.970     $ 10.150     $  9.450
====================================================================================================================================
Total return (a) (b) ...............................................       6.17%        9.97%        4.97%       18.25%      (2.65%)
Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................   $ 23,985     $ 21,277     $ 17,463     $ 16,046     $ 12,903
   Ratio of net expenses to average net assets .....................       0.70%        0.70%        0.70%        0.70%        0.70%
   Ratio of total expenses to average net assets (b) ...............       0.80%        0.77%        0.77%        0.74%        0.80%
   Ratio of net investment income to average net assets ............       6.24%        6.50%        6.65%        6.78%        6.78%
   Portfolio turnover rate .........................................     321.09%      276.46%      276.35%      225.41%      198.48%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has voluntarily agreed to waive their fees and/or reimburse the Portfolio to the extent that the ratio of total expenses to average net assets exceeds the net expenses as defined.
     These voluntary limits may be discontinued by the Adviser anytime after April 30, 1999.

================================================================================
Financial Highlights

                                                                                           Balanced Portfolio
                                                                     ---------------------------------------------------------------
                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                    December 31, December 31, December 31, December 31, December 31,
                                                                        1998         1997         1996         1995         1994
Financial Highlights                                                  (Audited)    (Audited)    (Audited)    (Audited)    (Audited)
====================================================================================================================================
Net asset value per share, beginning of period .....................   $ 13.320     $ 13.470     $ 12.390     $ 11.040    $ 11.400
   Income from investment operations:
     Net investment income .........................................      0.434        0.441        0.419        0.508       0.463
     Net realized gains (loss) and change in unrealized appreciation
     (depreciation) on investments .................................      0.955        2.116        2.774        2.976      (0.526)
------------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations ............      1.389        2.557        3.193        3.484      (0.063)
------------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income ..........................     (0.434)      (2.195)      (2.075)      (1.827)     (0.266)
     Distribution of net realized long- and short-term capital gains         --       (0.512)      (0.038)      (0.307)     (0.031)
     Return of capital .............................................     (0.605)          --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions .......................................     (1.039)      (2.707)      (2.113)      (2.134)     (0.297)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ...........................   $ 13.670     $ 13.320     $ 13.470     $ 12.390    $ 11.040
====================================================================================================================================
Total return (a) (b) ...............................................      10.37%       17.85%       28.30%       31.49%      (0.55%)
Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................   $ 45,904     $ 27,922     $ 16,732     $  9,583    $  6,172
   Ratio of net expenses to average net assets .....................       0.75%        0.75%        0.75%        0.75%       0.75%
   Ratio of total expenses to average net assets (b) ...............       0.84%        0.84%        0.95%        0.87%       1.00%
   Ratio of net investment income to average net assets ............       3.25%        3.14%        3.15%        4.11%       4.20%
   Portfolio turnover rate .........................................     336.30%      369.39%      208.13%      194.16%     223.92%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has voluntarily agreed to waive their fees and/or reimburse the Portfolio to the extent that the ratio of total expenses to average net assets exceeds the net expenses as defined.
     These voluntary limits may be discontinued by the Adviser anytime after April 30, 1999.

================================================================================

                                                                                             Equity Portfolio
                                                                    ----------------------------------------------------------------
                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                    December 31, December 31, December 31, December 31, December 31,
                                                                        1998         1997         1996         1995         1994
Financial Highlights                                                  (Audited)    (Audited)    (Audited)    (Audited)    (Audited)
====================================================================================================================================
Net asset value per share, beginning of period .....................   $ 20.160     $ 21.850     $ 18.840     $ 16.540     $ 16.690
   Income from investment operations:
     Net investment income .........................................      0.112        0.064        0.013        0.340        0.240
   Net realized gains (loss) and change in unrealized appreciation
   (depreciation) on investments ...................................      3.086        4.060        8.169        5.675        0.072
------------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations ............      3.198        4.124        8.182        6.015        0.312
   Distributions:
     Dividends from net investment income ..........................     (0.265)      (4.232)      (4.209)      (2.807)      (0.327)
     Distribution of net realized long- and short-term capital gains     (0.477)      (1.582)      (0.963)      (0.908)      (0.135)
     Return of capital .............................................     (1.026)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions .......................................     (1.768)      (5.814)      (5.172)      (3.715)      (0.462)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ...........................   $ 21.590     $ 20.160     $ 21.850     $ 18.840     $ 16.540
====================================================================================================================================
Total return (a) (b) ...............................................      15.62%       18.68%       44.99%       36.30%        1.92%
Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................   $235,001     $216,986      171,332     $109,636     $ 74,760
   Ratio of net expenses to average net assets .....................       0.80%        0.80%        0.80%        0.80%        0.80%
   Ratio of total expenses to average net assets (b) ...............       0.80%        0.80%        0.81%        0.80%        0.83%
   Ratio of net investment income to average net assets ............       0.55%        0.28%        0.06%        1.80%        1.47%
   Portfolio turnover rate .........................................     317.91%      234.20%      177.03%      172.55%      213.67%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b) The Adviser has voluntarily agreed to waive their fees and/or reimburse the Portfolio to the extent that the ratio of total expenses to average net assets exceeds the net expenses as defined.
     These voluntary limits may be discontinued by the Adviser anytime after April 30, 1999.

                                  [back cover]

FOR MORE INFORMATION

More information on the Conseco Series Trust is available free upon request:

SHAREHOLDER REPORTS
Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during their most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more details about each Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered part of) this prospectus.

(Sidebar)

To obtain a shareholder report, SAI, or other information:


BY TELEPHONE
Call 800-557-7043


BY MAIL
Conseco Series Trust
Attn: Administrative Offices
11815 N. Pennsylvania Street
Carmel, IN 46032

BY EMAIL
ir@conseco.com

ON THE INTERNET
Text-only versions of the prospectuses and other documents pertaining to the Portfolios can be viewed online or downloaded from:
         SEC
         http://www.sec.gov


Information about the Trust (including the SAI) can also be reviewed and copied at the SEC's public reference room in Washington, DC (phone 800-SEC-0330). Or, you can obtain copies of this information by sending a request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.

Registration Number: 811-3641

                                  SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 3, 1999


      This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Series Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated May 3, 1999. You can obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 800-557-7043.

                                TABLE OF CONTENTS

                                                                           PAGE
      Fund History.........................................................  1

      Investment Restrictions..............................................   1

      Investment Strategies................................................   2

      Portfolio Turnover...................................................   4

      Description of Securities and Investment Techniques..................   5

      Investment Performance...............................................  19

      Securities Transactions..............................................  21

      Management...........................................................  23

      Other Service Providers..............................................  24

      Net Asset Values of the Shares of the Portfolios.....................  26

      Dividends, Distributions and Taxes...................................  27

      General..............................................................  27

      Independent Accountants..............................................  28

      Financial Statements.................................................  28

                                CCM          INVESTMENT ADVISER
                                ---
                        Conseco Capital Management, Inc.

================================================================================

FUND HISTORY

     The Conseco Series Trust (the "Trust") was organized as a Massachusetts business trust on November 15, 1982. The Trust is a no-load, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues separate series of shares, each of which currently represents a separate diversified portfolio of investments. The Trust's series of shares are issued and redeemed at net asset value without a sales load. This SAI relates to the shares of five portfolios ("Portfolios") of the Trust, each with its own investment objective or objectives and investment policies. There is no assurance that any of the Portfolios will achieve its investment objective. The various Portfolios may be used independently or in combination.


     The shares of the Portfolios are offered to insurance companies in order to fund certain of their separate accounts used to support variable annuity and variable life insurance contracts (the "Contracts"). Although not currently doing so, Conseco Series Trust may also serve as an investment medium for qualified pension and retirement plans outside of the separate account context. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms
"shareholder" or "shareholders" in this SAI shall refer to the insurance companies, and not to any Contract owner.


     The Trust serves as the underlying investment medium for sums invested in Contracts issued by affiliated insurance companies, such as, Bankers National Life Insurance Company ("Bankers National"), Conseco Variable Insurance Company ("Conseco Variable"), and unaffiliated insurance companies. Trust shares are not offered directly to and may not be purchased directly by members of the public.


     Prior to May 3, 1999, the Fixed Income Portfolio was formerly known as the Corporate Bond Portfolio; the Balanced Portfolio was formerly known as the Asset Allocation Portfolio; and the Equity Portfolio was formerly known as the Common Stock Portfolio.


INVESTMENT RESTRICTIONS

     The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of each Portfolio affected. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Portfolio may be effected with the approval of the holders of a "majority" of the outstanding shares of such Portfolio. The Trust may not, and each Portfolio may not (except as noted):

1. Purchase securities on margin or sell securities short, except that Portfolios engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that each Portfolio (except the Money Market Portfolio) may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Portfolio (except the Money Market Portfolio) may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b) the Balanced Portfolio may engage in futures contracts on gold;

3. Borrow money or pledge, mortgage, or assign assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements

================================================================================

    with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Portfolio's assets);

4   Underwrite securities of other issuers;

5. With respect to 75 percent of its total assets, invest more than 5 percent of its assets in the securities of any one issuer if thereafter the Portfolio in question would have more than 5 percent of its assets in the securities of any issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Government Securities Portfolio, the Fixed Income Portfolio, the Balanced Portfolio and the Equity Portfolio may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25 percent of the assets of the Portfolio are subject to covered or secured calls and puts, and except that the Government Securities Portfolio, Fixed Income Portfolio, Balanced Portfolio and Equity Portfolio may purchase calls and puts with a value of up to 5 percent of each such Portfolio's net assets;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. With respect to 75 percent of its total assets, invest in the securities of issuers in any one industry if thereafter more than 25 percent of the assets of the Portfolio in question would be invested in securities of issuers in that industry; investing in cash items (including time and demand deposits such as certificates of deposit of domestic banks), U.S. Government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry;

10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein; or

11. Lend any of its assets except to purchase or hold money market instruments permitted by its investment objective and policies.

   In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Portfolios. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined therein, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

INVESTMENT STRATEGIES

   In addition to the investment strategies described in the Prospectus, the MONEY MARKET PORTFOLIO may:

o Invest only in U.S. dollar-denominated money market instruments that present "minimal credit risk." At least 95 percent of the Money Market Portfolio's total assets, as measured at the time of investment, must be of the "highest quality." A money market instrument will be considered in the highest quality (1) if it is rated in the highest rating category by (i) any two nationally recognized statistical rating organization ("NRSRO") or, (ii) by the only NRSRO that rated the security; (2) if, in the case of an instrument with a remaining maturity of 13 months or less that was long-term at the time of issuance, the issuer thereof has short-term debt obligations comparable in priority and securities to such security, and that are rate in the highest rating category by (i) any two NRSROs or (ii) the only NRSRO that has rated the security; or (3) in the case of an unrated security, such security is of comparable quality to a security in the highest rating category as determined by the Adviser.

o With respect to no more than 5 percent of its total assets, measured at the time of investment, invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

o Not invest more than 5 percent of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. Government securities and repurchase agreements

================================================================================

    thereon and except that the Portfolio may invest more than 5 percent of its total assets in securities of a single issuer that are of the highest quality for a period of up to three business days.

o Not invest more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities.

o From time to time, purchase securities on a when-issued or delayed delivery basis.

o   Also enter into repurchase agreements.

   In addition to the investment strategies described in the Prospectus, the GOVERNMENT SECURITIES PORTFOLIO may:

o Invest the portion of the investment Portfolio which is not invested in U.S. Government securities, in high rated debt securities that the Adviser believes will not expose the Portfolio to undue risk.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

   In addition to the investment strategies described in the Prospectus, the FIXED INCOME PORTFOLIO may:

o Invest up to 15 percent of the Portfolio's assets directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities.

o Invest up to 10 percent of the Portfolio's assets in debt securities below investment grade.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

   In addition to the investment strategies described in the Prospectus, the BALANCED PORTFOLIO may:

o If the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, invest up to 10 percent of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals.

o   Invest in below investment grade securities, commonly known as "junk bonds".

o   Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political

================================================================================


    subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Balanced Portfolio will not invest more than 50 percent of its total assets (measured at the time of investment) in foreign securities. See "Description of Securities and Investment Techniques" below for further information.

================================================================================


o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

o Make temporary defensive investments (i.e., money market instruments) without limit if it is believed that market conditions warrant a more conservative investment strategy.

   In addition to the investment strategies described in the Prospectus, the EQUITY PORTFOLIO may:

o   Invest in below investment grade securities, commonly known as "junk bonds".

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objectives. Such strategies and techniques include, but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities;
    investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

o If market conditions indicate their desirability, for defensive purposes, temporarily invest all or a part of the assets of the Equity Portfolio in money market instruments.


PORTFOLIO TURNOVER

    A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Money Market Portfolio does not have a stated portfolio turnover matrix as securities of the type in which it invests are excluded in the usual calculation of that rate. The remaining Portfolios do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

================================================================================

    Because of the Adviser's active management style, our Portfolios generally have a higher portfolio turnover than other portfolios and therefore, may have higher taxable distribution and increased trading costs with may impact performance. The following is a list of the Portfolios' portfolio turnover rates for the fiscal year ended December 31, 1997 and 1998:


      ---------------------------------------------------------------------
                                                        YEAR ENDED
      ---------------------------------------------------------------------
                       PORTFOLIO NAME                 1997        1998
      ---------------------------------------------------------------------
        Government Securities Portfolio             195.08%      67.49%
      ---------------------------------------------------------------------
        Fixed Income Portfolio                      276.46%     321.09%
      ---------------------------------------------------------------------
        Balanced Portfolio                          369.39%     336.30%
      ---------------------------------------------------------------------
        Equity Portfolio                            234.20%     317.91%
      ---------------------------------------------------------------------



DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

   The following discussion describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as well as the risks associated with such securities and techniques.

U.S. GOVERNMENT SECURITIES AND SECURITIES OF INTERNATIONAL ORGANIZATIONS


   All of the Portfolios may invest in U.S. government securities. U.S. government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.


   All of the Portfolios may purchase obligations issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), which are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.


SMALL AND MEDIUM CAPITALIZATION COMPANIES

   The Equity Portfolio may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Portfolios may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in

================================================================================

selecting securities for these Portfolios than in a portfolio that invests in larger, more established companies.


PREFERRED STOCK

    Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.


DEBT SECURITIES

    All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Fixed Income Portfolio and the Balanced Portfolio may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

    The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade category debt securities, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

    As discussed more fully earlier in the SAI, the Money Market Portfolio may invest in rated debt securities only if they are rated in one of the two highest short-term ratings categories. The Government Securities Portfolio and Fixed Income Portfolio will invest in rated debt securities only if they are rated "investment grade," except that the Fixed Income Portfolio may invest up to 10 percent of the Portfolio's assets in below investment grade debt securities. The Balanced Portfolio and Equity Portfolio will not invest in rated debt securities which are rated below CCC/Caa. All Portfolios may invest in unrated securities as long as the Adviser determines that such securities have investment characteristics comparable to securities that would be eligible for investment by a Portfolio by virtue of a rating. Many securities of foreign issuers are not rated by Moody's or Standard & Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Adviser.

BELOW INVESTMENT GRADE SECURITIES

    IN GENERAL. The Fixed Income Portfolio, the Balanced Portfolio, and the Equity Portfolio may invest in below investment grade securities. Below investment grade securities (also referred to as "high yield securities are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. As discussed below, these risks are significantly greater in the case of below investment grade securities.

    Below investment grade securities generally offer a higher yield than that available from higher-rated issues with

================================================================================

similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Below investment grade securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

    EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. An economic downturn affecting the issuer may result in a weakened capacity to make principal and interest payments and an increased incidence of default. In addition, a fund that invests in below investment grade securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

    Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities rated below investment grade categories of recognized rating agencies: Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's. Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.

    Although Conseco Capital Management, Inc., the Adviser, considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

    Also, the Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates. From time to time, consistent with the Balanced Portfolio's and the Equity Portfolio's investment objectives, the Adviser may also trade high yield debt securities for the purpose of seeking short-term profits. These securities may be sold in anticipation of a market decline or bought in anticipation of a market rise. They may also be traded for securities of comparable quality and maturity to take advantage of perceived short-term disparities in market values or yields.


CONVERTIBLE SECURITIES

    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

================================================================================

    The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Portfolio's ability to achieve its investment objective.


MORTGAGE-BACKED SECURITIES

    Each Portfolio other than the Money Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below).


    MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in "pools" of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

    GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

    FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

    FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

================================================================================

    As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. All Portfolios other than the Money Market Portfolio may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. If new types of mortgage-related securities are developed and offered to other types of investors, investments in such securities will be considered.

    RISKS OF MORTGAGE-BACKED SECURITIES. In the case of mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Portfolio to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

ASSET-BACKED SECURITIES



    Each Portfolio other than the Money Market Portfolio may purchase asset backed securities. Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.



    Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

================================================================================

ZERO COUPON BONDS

    The Balanced Portfolio may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

    The original issue discount on zero coupon bonds must be included in a Portfolio's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Portfolio's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Portfolio and when the Portfolio would not otherwise choose to dispose of the assets.

PAY-IN-KIND BONDS

    The Balanced Portfolio may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date and the Portfolio may obtain no return at all on its investment if the issuer defaults.

    The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Portfolio most likely will be required to distribute income accrued with respect to these securities, even though the Portfolio has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.



COLLATERALIZED BOND OBLIGATIONS

    A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (I.E. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

EURODOLLAR AND YANKEEDOLLAR OBLIGATIONS

    Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

================================================================================

FOREIGN SECURITIES

    The Balanced Portfolio may invest in equity securities of foreign issuers. That Portfolio may invest up to 50 percent of its net assets in such securities. The Balanced Portfolio and Equity Portfolio may invest in ADRs, which are described below. The Fixed Income Portfolio may invest in debt obligations of foreign issuers, including foreign governments and their agencies and instrumentalities. Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Portfolio to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, U.S. also, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Balanced Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in that Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

    There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

    All of the foregoing risks may be intensified in emerging markets.

    Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors in all cases.

    ADRs are  certificates  issued by a U.S. bank or trust company  representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Portfolio may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs.

RESTRICTED SECURITIES, 144A SECURITIES AND ILLIQUID SECURITIES


    The Fixed Income Portfolio, the Balanced Portfolio and the Equity Portfolio may invest in restricted securities such as private placements, and in 144A Securities. Once acquired, restricted securities may be sold by a Portfolio only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Portfolio may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser had anticipated. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted

================================================================================

to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

    Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

    A Portfolio may not invest in any illiquid restricted security if, after acquisition thereof, more than 15 percent of the Portfolio's assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Trust may, on behalf of each Portfolio, purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. The Trust bears the risk that, on the settlement date, the market value of the securities may vary from the purchase price. At the time the Trust makes a commitment to purchase securities on a when- issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining the net asset value of the Portfolio in question. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent the Trust engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with the investment objective and policies of the respective Portfolio and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities of a Portfolio in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. The Adviser will ensure that such assets are segregated at all times and are sufficient to satisfy these obligations. The Portfolio may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is the Trust's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE AND FLOATING RATE SECURITIES

    Each Portfolio may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

    Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

    Each Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Money Market Portfolio, Fixed Income Portfolio and Equity Portfolio may each invest in obligations of foreign branches of

================================================================================

domestic commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. The Balanced Portfolio may also invest in these types of instruments but such instruments will not necessarily be U.S. dollar-denominated. See "Foreign Securities" below for information regarding risks associated with investments in foreign securities.

    The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Adviser, similar credit-worthiness to institutions having outstanding securities so rated;

2.   In the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

    Each Portfolio may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Portfolio purchases U.S. Treasury obligations or U.S. Government securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return to the Portfolio. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Portfolio would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board of Trustees of the Trust, which include monitoring the credit-worthiness of the parties with which the Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

    A reverse repurchase agreement involves the temporary sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Such agreements are short-term in nature. A Portfolio will segregate cash or liquid securities whenever it enters into reverse repurchase agreements. Such transactions may be considered to be borrowings.

    Although not one of the Trust's fundamental policies, it is the Trust's present policy not to enter into a repurchase transaction which will cause more than 10 percent of the assets of the Money Market Portfolio, the Government Securities Portfolio or the Fixed Income Portfolio to be subject to repurchase agreements having a maturity of more than seven days. This 10 percent limit also includes the aggregate of (i) fixed time deposits subject to withdrawal penalties, other than overnight deposits; and (ii) any restricted securities (i.e., securities which cannot freely be sold for legal reasons) and any securities for which market quotations are not readily available; however, this 10 percent limit does not include any obligations payable at principal amount plus accrued interest, on demand or within seven days after demand, and thus does not include repurchase agreements having a maturity of seven days or less.

================================================================================

MORTGAGE DOLLAR ROLLS


    In a mortgage dollar roll, a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.


    In accordance with regulatory requirements, a Portfolio will segregate cash or liquid securities whenever it enters into mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Portfolios' fundamental policies concerning borrowings.


WARRANTS

    The Balanced Portfolio and Equity Portfolios may invest in warrants. Each of these Portfolios may invest up to 5 percent of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and each such Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after such acquisition, no more than 2 percent of the Portfolio's net assets would be invested in such warrants.

    The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit or loss than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio would lose its entire investment in such warrant.

FUTURES CONTRACTS

    The Government Securities, Fixed Income, Balanced and Equity Portfolios may engage in futures contracts and may purchase and sell interest rate futures contracts. The Balanced and Equity Portfolios may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon other financial instruments and components. The Balanced Portfolio may also engage in gold and other precious metals futures contracts.

    Such investments may be made by these Portfolios solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held in a Portfolio or in which a Portfolio intends to purchase, and not for purposes of speculation.

    GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

    At the time a Portfolio enters into a futures contract, an amount of cash, or liquid securities equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. A Portfolio may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. In addition, each Portfolio will comply with certain regulations of the Commodity Futures Trading

================================================================================

Commission to qualify for an exclusion from being a "commodity pool operator".


    INTEREST RATE FUTURES CONTRACTS. The Government Securities, Fixed Income, Balanced and Equity Portfolios may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.


    These Portfolios may purchase and sell interest rate futures as a hedge against changes in interest rates that adversely impact the value of debt instruments and other interest rate sensitive securities being held by a Portfolio. A Portfolio might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

    A Portfolio would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Portfolio to give up income on its investment since long-term rates normally exceed short-term rates.


    OPTIONS ON FUTURES CONTRACTS. The Government Securities, Fixed Income, Balanced and Equity Portfolios may purchase options on interest rate futures contracts, although these Portfolios will not write options on any such contracts. A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Portfolio would close out its position before expiration by an offsetting purchase or sale.


    The Portfolios would enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described in "Options on Securities" below.


    STOCK INDEX FUTURES CONTRACTS. The Balanced and Equity Portfolios may purchase and sell stock index futures contracts. A "stock index" assigns relative values to the common stocks included in an index (for example, the Standard & Poor's 500 and Composite Stock Price Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

    To the extent that changes in the value of the Balanced Portfolio or the Equity Portfolio correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:


1. When a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because

================================================================================

     such liquidation would:

    a.   Forego possible appreciation,
    b. Create a situation in which the securities would be difficult to repurchase, or
    c.   Create substantial brokerage commission;

2. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

3.  To close out stock index futures purchase transactions.

    Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Portfolio is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.  To close out stock index futures sales transactions.

    GOLD FUTURES CONTRACTS. The Balanced Portfolio may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Portfolio purchases a gold futures contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Portfolio sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Portfolio will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Portfolio will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

    RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Portfolio against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the underlying component. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Portfolio's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and credit-worthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

    There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements

================================================================================

during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.


    A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade. A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures options positions, excluding transactions entered into for bona fide hedging purposes and less the amount by which any such positions are "in-the-money" (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Portfolio's net assets.


OPTIONS ON SECURITIES AND SECURITIES INDICES

    The Government Securities, Fixed Income, Balanced, and Equity Portfolios may purchase put and call options on securities, and the Balanced and Equity Portfolios may purchase put and call options on stock indices at such times as the Adviser deems appropriate and consistent with a Portfolio's investment objective. Such Portfolios may also write listed "covered" calls and "secured" put options. A Portfolio may write covered and secured options with respect to not more than 25 percent of its net assets. A Portfolio may purchase call and put options with a value of up to 5 percent of its net assets. Each of these Portfolios may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

    PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

    A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities which the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the option which is sold.


    WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Government Securities, Fixed Income, Balanced and Equity Portfolios may each write "covered" call and "secured" put options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice from OCC if exchanged traded requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

    In order to earn additional income or to protect partially against increases in the value or securities to be purchased, the Government Securities, Fixed Income, Balanced and Equity Portfolios may write "secured" put

================================================================================

options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

    A Portfolio may write a call or put option only if the call option is "covered" or the put option is "secured" by the Portfolio. Under a covered call option, the Portfolio is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Portfolio must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Portfolio holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.


    OPTIONS ON SECURITIES INDICES. The Balanced and Equity Portfolios may purchase call and put options on securities indices. Call and put options on securities indices also may be purchased or sold by a Portfolio for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Balanced and Equity Portfolios may write put and call options on securities indices. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash, or liquid securities, or the Portfolio must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.


    RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

    There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on certain types of orders.

    Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

================================================================================

FOREIGN CURRENCY TRANSACTIONS

    The Balanced Portfolio may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio will not commit more than 15 percent of its total assets computed at market value at the time of commitment to a foreign currency futures or forward currency contracts. The Portfolio will purchase and sell such contracts for hedging purposes and not as an investment. The Portfolio will not enter into a foreign currency contract with a term of greater than one year.

    Forward  currency   contracts  are  not  traded  on  regulated   commodities
exchanges. A Portfolio entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

    There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a foreign currency futures or forward currency position, in which case a Portfolio might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Balanced Portfolio values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

    The Balanced Portfolio may invest up to 5 percent of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. The Portfolio may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Portfolio may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

    The Balanced Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency, during the period the Portfolio holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Portfolio will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Portfolio may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

    An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Balanced Portfolio will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or

================================================================================

at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Portfolio cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.


SEGREGATION AND COVER FOR OPTIONS, FUTURES AND OTHER FINANCIAL INSTRUMENTS


    The use of the financial instruments discussed above, I.E., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, "Financial Instruments"), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission ("CFTC").

    Each Portfolio is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (I.E., Financial Instruments other than purchased options). No Portfolio will enter into such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

BORROWING

    For temporary purposes, such as to facilitate redemptions, a Portfolio may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Portfolio would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

    Each Portfolio (except the Money Market Portfolio) may purchase securities of other investment companies. Such securities have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds such as the Trust to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not purchase more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and
(3) the investment in all investment companies does not exceed 10 percent of assets. Each Portfolio will comply with all of these limitations with respect to the purchase of securities issued by other investment companies.

    Investment companies in which the Portfolios may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Portfolio that invested in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Portfolio. The percentage limitations described above significantly limit the costs a Portfolio may incur in connection with such investments.

INVESTMENT PERFORMANCE

    The methods by which the investment performance of the Money Market Portfolio are calculated for a specified period of time are described below.

    The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. (The net asset value of this share will be $1.00 except under extraordinary circumstances.) The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation.

    This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing by the number of days in the period; the result is the "current yield." Normally a seven-day period will be used in determining yields (both the current yield and the effective yield discussed below) in published or mailed advertisements.

    The second method results in an amount referred to as the "compounded effective yield." This represents an annualization of the current yield with dividends reinvested daily. This compounded effective yield is calculated for a seven-day period by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

    Yield information may be useful to investors in reviewing the performance of the Money Market Portfolio. However, a number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in the Money Market Portfolio is not insured and its yields are not guaranteed. The yields normally will fluctuate on a daily basis. The yields for any given past period are not an indication or representation by the Trust of future yields or rates of return on the shares of the Money Market Portfolio and, therefore, they cannot be compared to yields on savings accounts or other investment alternatives which often provide a guaranteed fixed yield for a stated period of time, and may be insured by a government agency. In comparing the yields of one money market fund to another, consideration should be given to each fund's investment policy, portfolio quality, portfolio maturity, type of instruments held and operating expenses. In addition, the yield of the Money Market Portfolio as well as the yield of the Government Securities, Fixed Income, Balanced and Equity Portfolios will each be affected by charges imposed by the separate accounts that invest in the Portfolios. See the Prospectus of the applicable separate account for details.

    The Government Securities Portfolio and Fixed Income Portfolio may advertise investment performance figures, including yield. Each Portfolio's yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

    YIELD = 2 ((A-B/CD)+1)6-1

    Where:

    A = the dividends and interest earned during the period.
    B = the expenses accrued for the period (net of reimbursements, if any).
    C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
    D = the maximum offering prices (which is the net asset value) per share on the last day of the period.



    Based on the 30-day period ended December 31, 1998, the average yield for the Government Securities Portfolio 5.63% and the Fixed Income Portfolio was 6.14%.


    Each of the Portfolios may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming

================================================================================

reinvestment of all distributions), according to the following formula:

    P (1+T)n=ERV

    Where:

    P     = a hypothetical initial payment of $1,000.
    T     = the average annual total return.
    n     = the number of years.
    ERV   = the ending  redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

    The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

    Each investment performance figure will be carried to the nearest hundredth of one percent.

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 1998

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
               PORTFOLIO NAME              ONE YEAR    FIVE YEARS    10 YEARS
               --------------              --------    ----------    --------
-----------------------------------------------------------------------------
Money Market Portfolio                      5.21%        5.02%        5.03%
-----------------------------------------------------------------------------
Government Securities Portfolio             7.07%        6.32%        8.40%
 ----------------------------------------------------------------------------
Fixed Income Portfolio                      6.17%        7.11%        7.34%*
-----------------------------------------------------------------------------
Balanced Portfolio                         10.37%       16.90%       14.15%
-----------------------------------------------------------------------------
Equity Portfolio                           15.62%       22.57%       18.26%
-----------------------------------------------------------------------------

*Since inception - May 1, 1993.


SECURITIES TRANSACTIONS

    The Adviser is responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial portion of the Trust's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Trust. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Trust on a continuing basis. The Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Investment Advisory Agreement in question or otherwise solely by reason of its having caused the Trust to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to its clients. The Adviser allocates the orders placed by it on behalf of the Trust to such broker-dealers who also provide research or

================================================================================

statistical material, or other services to the Trust, the Adviser or its clients. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations periodically to the Trust indicating the broker-dealers to whom such allocations have been made and the basis therefor. Broker-dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which the Adviser exercises investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


     The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by a Portfolio's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser allocates orders placed by it on behalf of these Portfolios in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to a Portfolio indicating the broker-dealers to whom such allocations have been made and the basis therefor.



    The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to these Portfolios and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to these Portfolios. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions. Orders on behalf of the Trust may be bunched with orders on behalf of other clients of the Adviser.



    During the fiscal years ended December 31, 1997 and 1998, no Portfolio paid brokerage commissions to any affiliated brokers.



    During the fiscal years ended December 31, 1997 and 1998, $1,075,944 and $1,911,370, respectively, were paid in brokerage commissions to brokers.


    The Board of Trustees periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

================================================================================

MANAGEMENT

THE ADVISER


    Conseco Capital Management, Inc. (the "Adviser") provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Trust, monitors compliance by the Trust in its investment activities and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.


    The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Adviser manages and serves as adviser to other registered investment companies and manages the invested assets of Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 1998, the Adviser managed in excess of $35.3 billion in assets.

    The Investment Advisory Agreements provide that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Trust in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreements provide that the Adviser is not protected against any liability to the Trust or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.



-------------------------------------------------------------------------------
                                                  ADVISORY FEES ACCRUED
                                              FISCAL YEAR ENDED DECEMBER 31
                                              -----------------------------
-------------------------------------------------------------------------------
                 PORTFOLIO                     1997             1998
                 ---------                     ----             ----
-------------------------------------------------------------------------------
Money Market Portfolio                    $    19,048       $    34,393
-------------------------------------------------------------------------------
Government Securities Portfolio           $    20,206       $    28,774
-------------------------------------------------------------------------------
Fixed Income Portfolio                    $    95,504       $   108,286
-------------------------------------------------------------------------------
Balanced Portfolio                        $   119,987       $   206,059
-------------------------------------------------------------------------------
Equity Portfolio                          $ 1,145,633       $ 1,318,667
-------------------------------------------------------------------------------

    During the fiscal year ended December 31, 1997 and December 31, 1998, no advisory fees were reimbursed and/or waived.

    Pursuant to a contractual arrangement with the Trust, the Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2000, so that annual operating expenses of each Portfolio are limited to the following net expenses:
0.45% for the Money Market Portfolio; 0.70% for the Government Securities Portfolio; 0.70% for the Fixed Income Portfolio; 0.75% for the Balanced Portfolio; and 0.80% for the Equity Portfolio. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

    Conseco Variable Insurance Company and Bankers National Life Insurance Company, subsidiaries of Conseco,

================================================================================

Inc., hold a majority of the outstanding shares of Conseco Series Trust for the benefit of contract owners.

OTHER SERVICE PROVIDERS

     THE ADMINISTRATOR. The Board of Trustees has approved a form of Administration Agreement to be implemented during 1999. It is anticipated that Conseco Services, LLC a wholly owned subsidiary of Conseco will act as Administrator to the Trust. Under the agreement, the Administrator will supervise the overall administration of the Portfolios. These administrative services may include supervising the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations, supervising the maintenance of books and records, and other general administrative responsibilities. For providing these services, the Administrator will receive a fee from each Portfolio.


    CUSTODIAN. The Bank of New York , 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Portfolio.

    INDEPENDENT  ACCOUNTANTS/AUDITORS.   PricewaterhouseCoopers  LLP,  2900  One
American Square, Box 82002, Indianapolis, Indiana 46282-0002 serves as the Trust's independent accountant.


TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below. As of the date of this Prospectus, Messrs. Parrish and LeCroy are Owners of contracts with Conseco Variable Insurance Company; none of the other Trustees or officers own any of the shares of any of the Portfolios, either directly or through ownership of the Contracts.


    NAME, ADDRESS                                POSITION HELD WITH                      PRINCIPAL OCCUPATION(S)
        AND AGE                                    TRUST OR ADVISER                         DURING PAST 5 YEARS
=================================================================================================================================
WILLIAM P. DAVES, JR. (73)                        Chairman of the Board,   Consultant    to    insurance    and    healthcare
5723 Trail Meadow                                 Trustee                  industries.    Director,   President   and   Chief
Dallas, TX 75230                                                           Executive  Officer,  FFG Insurance Co. Chairman of
                                                                           the  Board  and  Trustee  of  other  mutual  funds
                                                                           managed by the Adviser.

MAXWELL E. BUBLITZ* (43)                          President and Trustee    Chartered   Financial   Analyst.   President   and
11825 N. Pennsylvania St.                                                  Director,   Adviser.   Previously,   Senior   Vice
Carmel, IN 46032                                                           President,   Adviser.  President  and  Trustee  of
                                                                           other mutual funds managed by the Adviser.

HAROLD W. HARTLEY (75)                            Trustee                  Retired. Chartered Financial Analyst.  Previously,
317 Peppard Drive, S.W.                                                    Executive  Vice   President,   Tenneco   Financial
Ft. Myers Beach, Fl 33913                                                  Services,  Inc.  Trustee  of  other  mutual  funds
                                                                           managed by the Adviser.  Director  Ennis  Business
                                                                           Forms, Inc.


                                       26



=================================================================================================================================

    NAME, ADDRESS                                POSITION HELD WITH                      PRINCIPAL OCCUPATION(S)
        AND AGE                                    TRUST OR ADVISER                         DURING PAST 5 YEARS
=================================================================================================================================

DR. R. JAN LECROY (68)                            Trustee                  Retired.  Previously,  President,  Dallas Citizens
841 Liberty                                                                Council.  Trustee of other  mutual  funds  managed
Dallas, TX 75204                                                           by the  Adviser.  Director,  Southwest  Securities
                                                                           Group, Inc.

DR. JESSE H. PARRISH (71)                         Trustee                  Former   President,    Midland   College.   Higher
2805 Sentinel                                                              Education  Consultant.  Trustee  of  other  mutual
Midland, TX 79701                                                          funds managed by the Adviser.

DAVID N. WALTHALL (53)                            Trustee                  Principal,   Walthall  Asset  Management.   Former
1 Galleria Tower, Suite 1050                                               President,  Chief  Executive  Officer and Director
13355 Noel Road                                                            of Lyrick  Corporation.  Formerly,  President  and
Dallas, TX 75240                                                           CEO,   Heritage   Media   Corporation.   Formerly,
                                                                           Director,  Eagle National  Bank.  Trustee of other
                                                                           mutual funds managed by the Adviser.

WILLIAM P. KOVACS (53)                            Vice President and       Vice President,  Senior Counsel,  Secretary, Chief
11825 N. Pennsylvania St.                         Secretary                Compliance  Officer and Director of Adviser.  Vice
Carmel, IN 46032                                                           President,    Senior   Counsel,    Secretary   and
                                                                           Director,   Conseco   Equity   Sales,   Inc.  Vice
                                                                           President  and  Secretary  of other  mutual  funds
                                                                           managed  by  the  Adviser.  Previously,  Associate
                                                                           Counsel,  Vice President and Assistant  Secretary,
                                                                           Kemper  Financial  Services,   Inc.   (1989-1996);
                                                                           previous   to  Of   Counsel,   Rudnick   &   Wolfe
                                                                           (1997-1998);  previous  to Of  Counsel,  Shefsky &
                                                                           Froelich (1998).

JAMES S. ADAMS (39)                               Treasurer                Senior Vice  President,  Bankers  National,  Great
11815 N. Pennsylvania St.                                                  American    Reserve.    Senior   Vice   President,
Carmel, IN 46032                                                           Treasurer,  and  Director,  Conseco  Equity Sales,
                                                                           Inc. Senior Vice President and Treasurer,  Conseco
                                                                           Services,  LLC.  Treasurer  of other  mutual funds
                                                                           managed by the Adviser.

WILLIAM T. DEVANNEY, JR.  (43)                    Vice President,          Senior Vice President,  Corporate  Taxes,  Bankers
11815 N. Pennsylvania St.                         Corporate Taxes          National and Great American  Reserve.  Senior Vice
Carmel, IN 46032                                                           President,  Corporate Taxes, Conseco Equity Sales,
                                                                           Inc.  and Conseco  Services  LLC.  Vice  President
                                                                           of  other mutual funds managed by the Adviser.


=================================================================================================================================

* The Trustee so indicated is an "interested person," as defined in the Investment Company Act of 1940, of the Trust due to the positions indicated with the Adviser and its affiliates.

================================================================================

The following table shows the compensation of each disinterested Trustee for the fiscal year ending December 31, 1998.


                                            COMPENSATION TABLE

                                     AGGREGATE          TOTAL COMPENSATION FROM INVESTMENT
                                   COMPENSATION           COMPANIES IN THE TRUST COMPLEX
NAME OF PERSON, POSITION          FROM THE TRUST                  PAID TO  TRUSTEES
------------------------          --------------                  -----------------
William P. Daves, Jr.                 $9,000                         $26,000
                                                          (1 other investment company)

Harold W. Hartley                     $9,000                         $26,000
                                                          (1 other investment company)

Dr. R. Jan LeCroy                     $9,000                         $26,000
                                                          (1 other investment company)

Dr. Jesse H. Parrish                  $9,000                         $26,000
                                                          (1 other investment company)

David N. Walthall                     $6,000                         $8,000
                                                          (1 other investment company)

NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS

THE VALUE OF THE SECURITIES OF THE MONEY MARKET PORTFOLIO

    The Money Market Portfolio's use of the amortized cost method is conditioned on compliance with certain conditions contained in Rule 2a-7 (the "Rule") under the 1940 Act. The Rule also obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of difference of more than one-half of one percent between the two. To minimize any material dilution or other unfair results which might arise from differences between the two, the Trustees will take such steps as they consider appropriate (e.g., redemption in kind or shortening the average portfolio maturity).

    It is the normal practice of the Money Market Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the principal amount of the security. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the yield on shares of the Portfolio will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the yield on shares of the Portfolio will tend to be lower than if the valuation was based upon market prices and estimates.

THE VALUE OF THE SECURITIES OF THE OTHER PORTFOLIOS

    Securities held by all Portfolios except the Money Market Portfolio will be valued as follows: Portfolio securities which are traded on stock exchanges are valued at the closing market prices on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-

================================================================================

the-counter market are valued at the mean between the closing bid and asked prices as quoted by one or more dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. In valuing below investment grade securities, it should be recognized that judgment plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last sale information is available. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

    Investors should understand that, as Owners, they will not receive directly any dividends or other distributions from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

    It is each Portfolio's intention to distribute sufficient net investment income to avoid the imposition of federal income tax on the Portfolio. Each portfolio also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Portfolio, other than the Money Market Portfolio, consists of all dividends and/or interest received less its estimated expenses (including fees payable to the Adviser). Net investment income of the Money Market Portfolio consists of accrued interest (i) plus or minus amortized discounts or premiums, (ii) plus or minus realized gains or losses on portfolio securities, (iii) less the estimated expenses of that Portfolio applicable to that dividend period. The Balanced Portfolio is also required to include in its taxable income each year a portion of the original issue discount at which it acquires zero coupon securities, even though the Portfolio receives no interest payment on the securities during the year. Similarly, that Portfolio must include in its taxable income each year any interest on payment-in-kind securities in the form of additional securities. Accordingly, to continue to qualify for treatment as a regulated investment company under the Code, that Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash the Portfolio actually receives. Those distributions will be made from the Portfolio's cash assets or the proceeds from sales of portfolio securities, if necessary.

     Dividends from the Government Securities Portfolio and Fixed Income Portfolio will be declared and reinvested monthly in additional full and fractional shares of those respective Portfolios. Dividends from the Balanced Portfolio and the Equity Portfolio will be declared and reinvested quarterly in additional full and fractional shares of those respective Portfolios. Dividends from the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of that Portfolio. However, the Trustees may decide to declare dividends at other intervals.

     Distributions of each Portfolio's net capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term gains, and net realized gains from foreign currency transactions, if any, is declared and paid to its shareholders annually after the close of its fiscal year. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

     Each Portfolio of the Trust is treated as a separate corporation for federal income tax purposes and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As such, a portfolio will not be subject to federal income tax on the part of its net investment income and net realized capital gains that it distributes to shareholders. To qualify for treatment as a "regulated investment company," each Portfolio must, among other things, derive at least 90 percent of its gross income for each taxable year from dividends, interest and gains from the sale or other disposition of securities.


GENERAL

    The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal

================================================================================

procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1 percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders. See the Contract and Policy Prospectuses for information as to the voting of shares by Owners.

    Each issued and outstanding share of each Portfolio is entitled to participate equally in dividends and distributions of the respective Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

    Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Portfolios) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases on which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

    Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Trust and the Adviser have Codes of Ethics governing the personal securities transactions of officers and employees. These codes require prior approval for certain transactions and prohibit transactions which may be deemed to conflict with the securities trading of the Adviser's clients.

INDEPENDENT ACCOUNTANTS

    The financial statements of the Trust included in the Prospectus and the Statement of Additional Information have been examined by PricewaterhouseCoopers L.L.P., Indianapolis, Indiana, independent accountants, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion

================================================================================

given upon the authority of the firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

    Audited Financial Statements for the Conseco Series Trust Money Market Portfolio, Government Securities Portfolio, Corporate Bond Portfolio (now, the Fixed Income Portfolio), Asset Allocation Portfolio (now, the Balanced Portfolio) and Common Stock Portfolio (now, the Equity Portfolio), and for the fiscal year ended December 31, 1998 are incorporated by reference from the Trust's annual report to shareholders.

                              CONSECO SERIES TRUST
                              ADMINISTRATIVE OFFICE
                          11815 N. PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032


SAI-100 (5/99)                                                      May 3, 1999

                              CONSECO SERIES TRUST
                             Money Market Portfolio
                         Government Securities Portfolio
                             Fixed Income Portfolio
                               Balanced Portfolio
                                Equity Portfolio


                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.
     (a)      Articles of Incorporation:
              -- Amended Declaration of Trust, incorporated herein by reference to Exhibit 1 (i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1 (File No. 2-80455) filed on June 28, 1983; Amendment to Amended Declaration of Trust, incorporated by reference to Exhibit No. 1 (ii) to Post-Effective Amendment No. 1 to the Registration Statement of Form N-1A (File No. 2-80455) April 20, 1984; Amendment to Amended Declaration of Trust incorporated by reference to Exhibit No. 1 (iii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

     (b)      Bylaws
              -- By-Laws, incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1 (File No. 2-80455). All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.


     (c)      Instruments Defining Rights of Security Holders
              --    Not Applicable.

     (d)      Investment Advisory Contracts
              -- Investment Advisory Agreements, incorporated by reference to Exhibit No. 5 to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988; and an Investment Advisory Agreement dated January 1, 1993 between the Registrant and Conseco Capital Management, Inc. incorporated by reference to Exhibit No. 5
                    (ii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-

                    Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.


     (e)      Underwriting Contracts
               --   Not Applicable.
     (f)      Bonus or Profit Sharing Contracts
              --    Not Applicable.
     (g)      Custodian Agreements
              --    Custodian  Agreement is incorporated by reference to Exhibit
                    No.  8  to  the  Post-Effective  Amendment  No.  17  to  the
                    Registration Statement on Form N-1A (File No. 2-80455) April
                    28, 1993; and a Custodian Agreement is incorporated by reference to Exhibit No. (g) to the Registration Statement on Form N-1A (File No. 2-80455) filed herewith.

     (h)      Other Material Contracts
              -- Administration Agreement dated May 3, 1999 is incorporated by reference to Registration Statement on Form N-1A (File No. 2-80455) filed herewith.

     (i)     Legal Opinion
              --    Consent and Opinion of Counsel filed herewith.

     (j)      Other Opinions
              --    Consent of Independent Accountants filed herewith.

     (k)      Omitted Financial Statements
              --    Not Applicable.

     (l)      Initial Capital Agreements
              --    Not Applicable.

     (m)      Rule 12b-1 Plan
              --    Not Applicable.

     (n)      Financial Data Schedule.  Filed herewith.
              --    Money Market Portfolio.
              --    Government Securities Portfolio.
              --    Fixed Income Portfolio.
              --    Balanced Portfolio.
              --    Equity Portfolio.
     (o)   Rule 18f-3 Plan

              --    Not Applicable.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

     CONSECO, INC. (Indiana) - (publicly traded)

         Conseco Capital Management, Inc. (Delaware)

         Marketing Distribution Systems Consulting Group, Inc. (Delaware)

                  MDS of New Jersey, Inc. (New Jersey)

         Conseco Equity Sales, Inc. (Texas)

         Conseco Risk Management, Inc. (Indiana)

         Conseco Mortgage Capital, Inc. (Delaware)

         Conseco Group Risk Management Company (Mississippi)

         Green Tree Financial Corporation (Delaware)

         CIHC, Incorporated (Delaware)

                  Conseco Services, LLC (Indiana)

                  Conseco Marketing, LLC (Indiana)

         Conseco Financial Services, Inc. (Delaware)

         Bankers National Life Insurance Company (Texas)

                  National Fidelity Life Insurance Company (Missouri)

         Bankers Life Insurance Company of Illinois (Illinois)

                  Bankers Life & Casualty Company (Illinois)

                          Certified Life Insurance Company (Illinois)

         Jefferson National Life Insurance Company of Texas (Texas)

                  Conseco Direct Life Insurance Company (Pennsylvania)

                  Conseco Annuity Assurance Company (Illinois)

                          Vulcan Life Insurance Company (Indiana)

                  Conseco Senior Health Insurance Company (Pennsylvania)

                          Continental Life Insurance Company (Texas)

                          United General Life Insurance Company (Texas)

                          Conseco Life Insurance Company of New York (New York)

                  Conseco Variable Insurance Company (Texas)

                  Providential Life Insurance Company (Arkansas)

                  Washington National Corporation (Delaware)

                        Washington National Insurance Company (Illinois)

                        United Presidential Corporation (Indiana)

                            United Presidential Life Insurance Company (Indiana)

         Wabash Life Insurance Company (Kentucky)

                  Conseco Life Insurance Company (Indiana)

         Lincoln American Life Insurance Company (Tennessee)

                  Pioneer Financial Services, Inc.  (Delaware)

                        Geneva International Insurance Company, Inc. (Turks and
                            Caicos Islands)

                        Pioneer Life Insurance Company (Illinois)

                         Health and Life Insurance Company of America (Illinois)

                            Manhattan National Life Insurance Company (Illinois)

                                    Conseco Medical Insurance Company (Illinois)

         Capital American Financial Corporation (Ohio)

                  Conseco Health Insurance Company (Arizona)

                  Frontier National Life Insurance Company (Ohio)

         Consumer Acceptance Corporation (Indiana)

                          General Acceptance Corporation (Indiana)

                          NAL Financial Group, Inc. (Delaware)

         Conseco Series Trust (Massachusetts)*

         Conseco Fund Group (Massachusetts) (publicly held)**

         Conseco Strategic Income Fund (Massachusetts) (publicly held) ***

*    The shares of Conseco Series Trust currently are sold to insurance separate accounts which are both affiliated and unaffiliated.

** The shares of the Conseco Fund Group are sold to the public; Conseco affiliates currently hold in excess of 55% of its shares.

*** The shares of the Conseco Strategic Income Fund, a closed-end management investment company, are traded on the New York Stock Exchange.

ITEM 25.  INDEMNIFICATION

    Reference is made to Articles II and V of the Declaration of Trust filed as Exhibit (1) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-80455) June 19, 1984. Reference is also made to Article VII of the Investment

Advisory Agreements filed as Exhibit (5) to Post-Effective Amendment No. 8 and Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988 and April 28, 1993, respectively.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
    Conseco Capital Management, Inc. (the "Adviser") is an Indiana corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., also an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s officers are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.


    The principal officers and directors of Conseco Capital Management, Inc. are as follows:



    Rollin M. Dick, Director, Executive Vice President and Chief Financial Officer of Conseco, Inc., Carmel, Indiana. Mr. Dick is an officer and/or director of various affiliates of the Adviser. He is a director of Brightpoint, Inc., Indianapolis, Indiana and General Acceptance Corporation, Bloomington, Indiana. Additionally, Mr. Dick is a director of approximately ten non-public companies, which are believed to be not affiliated with Conseco, Inc.

    Maxwell E. Bublitz, President and Director; Executive Vice President of Conseco, Inc.; President and Trustee of Conseco Fund Group; President and Trustee of Conseco Strategic Income Fund.

    Albert J. Gutierrez,  Senior Vice President,  Investment Officer.


    Gregory J. Hahn, Senior Vice President, Portfolio Analytics; Trustee of Conseco Fund Group; Trustee of Conseco Strategic Income Fund.


    Thomas A. Meyers,  Senior Vice  President,  Director of Marketing

    Thomas J. Pence, Senior Vice President

    William P. Kovacs, Senior Counsel and Secretary; Chief Compliance Officer and Director; Vice President and Secretary of Conseco Fund Group; Vice President and Secretary of Conseco Strategic Income Fund;. Vice President and Secretary Conseco Equity Sales, Inc.; Vice President and Secretary of Conseco Financial Services, Inc.

    Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 27.  PRINCIPAL UNDERWRITER
     Not Applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
     The accounts, books, or other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, Conseco Capital Management, Inc., or the Custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826.

ITEM 29.  MANAGEMENT SERVICES
     Not Applicable.

ITEM 30.  UNDERTAKINGS
     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Conseco Series Trust, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 25 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Carmel, of the State of Indiana, on the 3rd day of May, 1999.

                               CONSECO SERIES TRUST


                               By:  /S/ MAXWELL E. BUBLITZ
                                    --------------------------------
                                   Maxwell E. Bublitz
                                   President


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                                       DATE
---------                               -----                                       ----
/S/ MAXWELL E. BUBLITZ*            President                                        May 3, 1999
------------------------------     (Principal Executive Officer) and Trustee
Maxwell E. Bublitz


/S/ WILLIAM P. DAVES, JR.*          Chairman of the Board and                       May 3, 1999
-------------------------------     Trustee
William P. Daves, Jr.


/S/ HAROLD W. HARTLEY*             Trustee                                          May 3, 1999
-----------------------------
Harold W. Hartley


/S/ R. JAN LECROY*                 Trustee                                          May 3, 1999
-----------------------------
R. Jan LeCroy


/S/ JESSE H. PARRISH*              Trustee                                          May 3, 1999
-----------------------------
Jesse H. Parrish


/S/ JAMES S. ADAMS*                Treasurer                                        May 3, 1999
-----------------------------
James S. Adams


/S/ DAVID N. WALTHALL*              Trustee                                         May 3, 1999
-----------------------------
David N. Walthall

     * /S/  WILLIAM P. KOVACS
     William P. Kovacs
     Attorney-in-fact

     Exhibit
     NUMBER                             EXHIBIT


     (g)      Custodian Agreement

     (h)      Administration Agreement

     (i)      Consent and Opinion of Counsel

     (j)      Consent of Accountants

     (n)      Financial Data Schedule

              Financial Data Schedule -   Money Market Portfolio
              Financial Data Schedule -   Government Securities Portfolio
              Financial Data Schedule -   Equity Portfolio
              Financial Data Schedule -   Balanced Portfolio
              Financial Data Schedule -   Fixed Income Portfolio